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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Georgia Gulf Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GEORGIA GULF CORPORATION
400 Perimeter Center Terrace
Suite 595
Atlanta, Georgia 30346

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 18, 2004

To the Stockholders:

        The Annual Meeting of Stockholders of Georgia Gulf Corporation will be held in the Conference Center at the South Terraces, 115 Perimeter Center Place, Atlanta, Georgia 30346, on May 18, 2004 at 1:30 p.m. local time for the following purposes:

  (1)
  to elect three directors to serve for a term of three years;

  (2)
  to ratify the appointment of Deloitte & Touche LLP to serve as independent auditors for Georgia Gulf for the year ending December 31, 2004;

  (3)
  to consider approval and adoption of the Amended and Restated 2002 Equity and Performance Incentive Plan;

  (4)
  to consider approval and adoption of the Senior Executive Bonus Plan; and

  (5)
  to transact any other business as may properly come before the meeting.

        The board of directors has fixed the close of business on March 29, 2004, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

        You are cordially invited to attend the meeting. However, whether or not you plan to be personally present at the meeting, please complete, date and sign the enclosed proxy and return it promptly in the enclosed postage prepaid envelope.

                      By Order of the Board of Directors

                      Joel I. Beerman
                      Vice President, General Counsel and Secretary

Dated: April 12, 2004

GEORGIA GULF CORPORATION
400 Perimeter Center Terrace
Suite 595
Atlanta, Georgia 30346

PROXY STATEMENT
For Annual Meeting of Stockholders To Be Held May 18, 2004

GENERAL

        This proxy statement and the accompanying form of proxy are being furnished to the stockholders of Georgia Gulf Corporation on or about April 12, 2004 in connection with the solicitation of proxies by our board of directors for use at the annual meeting of stockholders to be held on May 18, 2004 at 1:30 p.m. local time in the Conference Center at the South Terraces, 115 Perimeter Center Place, Atlanta, Georgia 30346, and any adjournment of the meeting. Any stockholder who executes and delivers a proxy may revoke it at any time before its use by (i) giving written notice of revocation to our corporate secretary, (ii) executing a proxy bearing a later date, or (iii) appearing at the meeting and voting in person.

        Unless otherwise specified, all shares represented by effective proxies will be voted in favor of:

  •
  election of the three nominees as directors;

  •
  ratification of the appointment of Deloitte & Touche LLP to serve as our independent auditors for the year ending December 31, 2004;

  •
  approval and adoption of the Amended and Restated 2002 Equity and Performance Incentive Plan; and

  •
  approval and adoption of the Senior Executive Bonus Plan.

Our board of directors does not know of any other business to be brought before the meeting, but if any other business is properly brought before the meeting, proxies will be voted upon those matters in accordance with the judgment of the person or persons acting under the proxies.

        We will pay the cost of soliciting proxies. In addition to use of the mails, proxies may be solicited in person or by telephone or telegram by our directors and officers, who will not receive additional compensation for these services. We have retained W.F. Doring & Co. to assist in the solicitation of proxies for a fee not to exceed $5,000. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of stock held of record by them, and we will reimburse those persons for their reasonable expenses in doing so.

        Only holders of record of outstanding shares of common stock of Georgia Gulf at the close of business on March 29, 2004, are entitled to notice of, and to vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on the record date. There were 32,871,287 shares of common stock outstanding and entitled to vote on March 29, 2004.

        When the holders of at least 50% of the common stock, referred to as a quorum, are represented at the meeting, the vote of the holders of a majority of the common stock present in person or represented by proxy will decide the action proposed on each matter identified in this proxy statement, except the election of directors, who are elected by a plurality of all votes cast. Abstentions and broker "non-votes" will be counted as present in determining whether the quorum requirement is satisfied. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal pursuant to discretionary authority or instructions from the beneficial owner, but does not vote on another proposal because the nominee has not received instruction from the beneficial owner and does not have discretionary power. The aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting, whether those stockholders vote for or against the proposals or abstain from voting, will be counted for purposes of determining the minimum number of affirmative votes required for approval of the proposals, and the total number of votes cast for each of these proposals will be counted for purposes of determining whether sufficient affirmative votes have been cast. An abstention from voting by a stockholder on a proposal has the same effect as a vote against the proposal. Broker "non-votes" are not counted for purposes of determining whether a proposal has been approved.

PROPOSAL I—ELECTION OF DIRECTORS

        Our certificate of incorporation, as amended, provides that the board of directors be divided into three classes, each consisting, as nearly as possible, of one-third of the total number of directors constituting the board of directors, with each class to serve for a term of three years. The following nominees, each of whom is an incumbent class II director, are proposed for election in class II, to serve until 2007:

  •
  Jerry R. Satrum
  •
  Edward A. Schmitt
  •
  Yoshi Kawashima

        Unless instructed otherwise, the proxies will be voted for the election of the three nominees named above. If any nominee is unable to serve, proxies may be voted for a substitute nominee selected by the board of directors.

Nominees for Election in Class II on May 18, 2004

        Jerry R. Satrum, age 59, served as our chief executive officer from February 1991 until his retirement in April 1998, and served as president from May 1989 until December 1997. Mr. Satrum has been a director since our inception. Mr. Satrum is also a director of Cytec Industries, Inc.

        Edward A. Schmitt, age 57, has served as our chief executive officer since April 1998 and as our president since December 1997. He also served as our chief operating officer from February 1997 to April 1998, as our executive vice president from February 1997 to December 1997, and as our vice president—operations commodity chemicals group from August 1993 until January 1997. Mr. Schmitt has been a director since February 1998, and in September 2001, he was elected to the additional position of chairman of the board.

        Yoshi Kawashima, age 68, has served as a director since May 2003. Since July 2002, Mr. Kawashima has been president of YK Resources, an executive search firm. From 1999 to February 2002, Mr. Kawashima was chairman and chief executive officer of Reichold, Inc., and from 1999 to June 2002, he was chairman and chief executive officer of DIC Imaging Products USA, Inc.

Other Directors

  Class I Directors Serving Until 2006

        Dennis M. Chorba, age 63, served as our vice president—administration from February 1992 until his retirement in March 1994. Mr. Chorba has served as a director since February 1994.

        Patrick J. Fleming, age 60, has served as a director since February 2000. Mr. Fleming has been an energy consultant since January 2000. In 1998 and 1999, he was the managing director and chief executive officer of Calortex Inc., a joint venture between Texaco, Calor Gas and Nuon International and resided in the United Kingdom. From 1994 to December 1997, Mr. Fleming was president of Texaco Natural Gas, Inc.

  Class III Directors Serving Until 2005

        John E. Akitt, age 71, has served as a director since February 2000. Mr. Akitt has been a consultant since February 1998. He was executive vice president of Exxon Chemical Company from January 1992 until January 1998. Mr. Akitt is a director of Dofasco, Inc. and Cytec Industries, Inc.

        Charles T. Harris III, age 52, has served as a director since February 1999. Since June 2001, Mr. Harris has been a managing general partner of Harris Capital Partners, L. P. He was a managing director of Goldman Sachs & Co. from April 1999 until November 2002. He has been a limited partner of Goldman Sachs Group, L.P. since December 1996 and was a general partner of Goldman Sachs Group, L.P. for more than five years before December 1996. Mr. Harris is a director of Scholastic Corporation.

        Charles L. "Jerry" Henry, age 62, has served as a director since May 2003. Since 1996, Mr. Henry has been chairman and chief executive officer of Johns Manville Corporation. Mr. Henry is a director of Johns Manville Corporation and Lennox, International.

Independence of Directors

        Georgia Gulf's governance guidelines require that a majority of directors meet the independence standards of applicable law and the New York Stock Exchange listing requirements. The board of directors has determined that Messrs. Akitt, Chorba, Fleming, Harris, Henry, Kawashima and Satrum meet these standards for independence and are independent of management.

Executive Sessions

        Georgia Gulf's governance guidelines require that independent directors meet at regularly scheduled executive sessions without management. Stockholders may communicate with these directors in the manner described under "Communications with Directors" below.

Compensation of Directors

        Directors are elected annually to serve until the expiration of the term of their class or until their successors are elected and qualified. The chairman, provided he is not employed by us, is paid an annual fee of $42,000 and an attendance fee of $1,500 per meeting, as well as receiving reimbursements for travel expenses. Directors who are not our executive officers are paid an annual fee of $30,000 and an attendance fee of $1,500 per meeting, as well as receiving reimbursements for travel expenses. Non-employee directors are eligible to participate in our 1998 and 2002 equity and performance incentive plans.

The Audit Committee

        In 2003, the audit committee of the board of directors was comprised of Dennis M. Chorba, Ruth I. Dreessen (until her resignation as a director in June 2003), Patrick J. Fleming, Charles T. Harris III, and Jerry R. Satrum. All committee members are currently independent as defined by the Listed Company Manual of the New York Stock Exchange. The board has determined that Mr. Satrum is an "audit committee financial expert" as that term is defined by SEC regulations. The primary functions of the audit committee are to review the adequacy of the system of internal controls and management information systems, to review the results of our independent auditors' quarterly reviews of our interim financial statements, and to review the planning and results of the annual audit with our independent auditors. This committee held eight meetings in 2003. The board of directors has adopted a written charter for the audit committee. The audit committee charter is included as Appendix A to this proxy statement, and is publicly available on our website at: http://www.ggc.com under investor relations.

The Equity Compensation Committee

        In 2003, the equity compensation committee of the board of directors was comprised of John E. Akitt, Patrick J. Fleming, Charles T. Harris III, and, since their appointment to the committee in December 2003, Jerry Henry and Yoshi Kawashima. This committee's primary functions include overseeing our executive compensation and equity and performance incentive compensation plans and policies. This committee held five meetings in 2003. The equity compensation committee has adopted a written charter. The charter is publicly available on our website at: http://www.ggc.com under investor relations.

The Nominating and Governance Committee

        In 2003, the independent nominating and governance committee was comprised of Ruth I. Dreessen (until her resignation as a director in June 2003), Dennis M. Chorba, John E. Akitt and, since their appointment to the committee in December 2003, Jerry Henry and Yoshi Kawashima. All committee members are currently independent as defined by the Listed Company Manual of the New York Stock Exchange. This committee's primary function is to identify and recommend candidates to fill any board vacancies. This committee held four meetings in 2003. The nominating and governance committee has adopted a written charter. The charter is publicly available on our website at: http://www.ggc.com under investor relations.

        The committee selects candidates based on their character, judgment, business experience and specific areas of expertise, among other relevant considerations, such as the requirements of applicable law and listing standards. The selection process may emphasize different qualities based on the board's composition at the time of the board vacancy. The committee works closely with executive management and other directors in developing its recommendations for new board members. The committee has the authority to retain an executive search firm as needed to identify director candidates.

        This committee will consider nominees recommended by stockholders. Any recommendation should be addressed in writing to the Nominating and Governance Committee, c/o the Corporate Secretary, 400 Perimeter Center Terrace, Suite 595, Atlanta, Georgia 30346.

Communications with Directors

        Any stockholder is welcome to communicate with any director or the board of directors by writing to the director, directors or the board, c/o the Corporate Secretary, 400 Perimeter Center Terrace, Suite 595, Atlanta, Georgia 30346.

Attendance

        The board of directors held five meetings in 2003. During 2003, no director attended fewer than 75% of the total number of meetings of the board of directors and any committee on which he or she served. Georgia Gulf encourages its directors to attend its annual stockholders meeting. In 2003, all directors attended the annual meeting. None of our directors or executive officers are related to any of our other directors or executive officers.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table lists information as of March 26, 2004 about the number of shares owned by each director, each executive officer listed on the summary compensation table included later in this proxy statement, all of our directors and executive officers as a group and each person or group known by us to own more than 5% of our stock:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class (1)
John D. Bryan	1,144,549	(2)	3.48%
Jerry R. Satrum	923,208	(3)	2.81%
Dennis M. Chorba	723,075	(4)	2.20%
Edward A. Schmitt	684,101	(5)	2.08%
Richard B. Marchese	208,040	(6)	*
Mark J. Seal	216,352	(7)	*
Joel I. Beerman	213,547	(8)	*
William H. Doherty	121,539	(9)	*
C. Douglas Shannon	218,413	(10)	*
Charles T. Harris III	7,500	(11)	*
John E. Akitt	6,000	(12)	*
Patrick J. Fleming	6,000	(12)	*
Yoshi Kawashima	0		*
Charles L. Henry	0		*
All Directors and officers as group (15 persons)	4,501,455	(13)	13.69%
FMR Corp. 82 Devonshire St. Boston, MA 02109	1,808,972	(14)	5.5%

*
Represents less than 1%.

(1)
Beneficial ownership as reported in the table has been determined in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated, each person has sole voting and dispositive power with respect to all shares listed opposite his name.

(2)
Includes 427,444 shares held in trust for The Challenge Foundation and 23,000 shares held in trust for the Trust for School Reform, each of which Mr. Bryan serves as trustee; and 7,500 shares that may be acquired upon exercise of options. Mr. Bryan retired as a director effective May 20, 2003.

(3)
Includes 50,000 shares owned by Mr. Satrum's wife; 50,000 shares held in trust for the Satrum Foundation, of which Mr. Satrum serves as trustee; 15,554 shares held by Mr. Satrum as trustee for John Bryan's children; and 9,000 shares that may be acquired upon exercise of options.

(4)
Includes 47,000 shares owned by Mr. Chorba's wife and 9,000 shares that may be acquired upon exercise of options.

(5)
Includes 513,000 shares that may be acquired upon exercise of options.

(6)
Includes 20,000 shares owned by Mr. Marchese's wife and 169,000 shares that may be acquired upon exercise of options.

(7)
Includes 159,501 shares that may be acquired upon exercise of options.

(8)
Includes 20,000 shares owned by Mr. Beerman's wife and 139,501 shares that may be acquired upon exercise of options.

(9)
Includes 94,501 shares that may be acquired upon exercise of options.

(10)
Includes 99,501 shares that may be acquired upon exercise of options.

(11)
Represents 7,500 shares that may be acquired upon exercise of options.

(12)
Represents 6,000 shares that may be acquired upon exercise of options.

(13)
Includes 1,238,172 shares that may be acquired upon exercise of options.

(14)
According to the Schedule 13G dated February 19, 2004 of FMR Corp. and its subsidiaries, includes sole voting power with respect to 389,750 shares and sole dispositive power with respect to all such shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        We believe all stock transaction reports required to be filed by Section 16(a) of the Securities Exchange Act of 1934 with the Securities and Exchange Commission were timely filed by all directors and officers.

EXECUTIVE COMPENSATION

Cash Compensation

        The following table sets forth the cash compensation for the last three years ended December 31 for our chief executive officer and four most highly compensated executive officers other than the chief executive officer during 2003 as well as an additional officer who was not serving in such capacity at the end of 2003, Mr. Marchese, who retired effective December 11, 2003, who are collectively referred to as our named executive officers:

		Annual Compensation		Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Stock Awards ($)(1)	Securities Underlying Options (#)	All other Compensation ($)(2)
Edward A. Schmitt Chairman, president and chief executive officer	2003 2002 2001	702,000 675,000 507,000	440,154 454,967 83,700	818,720 1,012,930	78,000 78,000 100,000	54,822 54,591 56,812	(3)(4)
Richard B. Marchese Vice president-finance— chief financial officer (5)	2003 2002 2001	349,992 334,896 322,000	199.500 205,207 48,300	228,480 280,200	22,000 22,000 30,000	76,744 68,719 71,851	(3)(6)
Mark J. Seal Vice president— polymer group	2003 2002 2001	293,208 281,856 271,008	167,124 172,707 40,650	152,320 186,800	14,500 14,500 30,000	34,046 32,663 33,833	(3)(7)
Joel I. Beerman Vice president-general counsel and secretary	2003 2002 2001	292,200 280,992 265,008	166,554 160,165 39,750	152,320 186,800	14,500 14,500 30,000	36,348 35,131 36,389	(3)(8)
William H. Doherty Vice president-vinyl compounds group	2003 2002 2001	286,992 270,312 255,000	163,500 165,634 38,250	152,320 186,800	14,500 14,500 30,000	23,479 22,476 21,289	(3)(9)
C. Douglas Shannon Vice president-chemicals group	2003 2002 2001	286,992 270,312 255,000	163,500 165,634 38,250	152,320 186,800	14,500 14,500 30,000	25,825 25,992 24,453	(3)(10)

(1)
The awards listed comprise the dollar value of shares of restricted stock awarded to each named executive officer on the date of grant. The values of the restricted stock holdings as of December 31, 2003 are $2,483,680 for Mr. Schmitt, $693,120 for Mr. Marchese and $462,080 for each of the other named executives, based on the closing price of the company's shares on December 31, 2003 of $28.88. Dividends are paid to holders of restricted shares. One-third of the shares awarded in 2002 vest on each of the first three anniversaries of March 6, 2002, the date of grant, and one-third of the shares awarded in 2003 vest on each of the first three anniversaries of March 3, 2003, the date of grant, except that all awards made to Mr. Marchese became vested effective upon his retirement, see "Officer Retirement Agreement".

(2)
Consists of amounts paid under our savings and capital growth plan, which is a defined contribution plan, amounts included as income under our life insurance program and split dollar life insurance plan, as well as the actuarial value of the split dollar life insurance plan's benefits.

(3)
For 2003, we contributed the amount of $13,000 for Messrs. Schmitt, Marchese, Seal and Beerman, the amount of $12,000 for Mr. Doherty, and the amount of $11,022 for Mr. Shannon under the savings and capital growth plan.

(4)
Includes $8,440 for income under our split dollar life insurance plan and $33,382 as the current actuarial value of the benefit for 2003.

(5)
Mr. Marchese retired effective December 11, 2003.

(6)
Includes $7,981 for income under our split dollar life insurance plan and $55,763 as the current actuarial value of the benefit for 2003.

(7)
Includes $4,590 for income under our split dollar life insurance plan and $16,456 as the current actuarial value of the benefit for 2003.

(8)
Includes $5,053 for income under our split dollar life insurance plan and $18,295 as the current actuarial value of the benefit for 2003.

(9)
Includes $2,412 for income under our split dollar life insurance plan and $9,067 as the current actuarial value of the benefit for 2003.

(10)
Includes $2,788 for income under our split dollar life insurance plan and $12,015 as the current actuarial value of the benefit for 2003.

Option Grants in the Last Fiscal Year

        The table below sets forth information regarding options to purchase shares of our common stock that were granted under the 2002 Equity and Performance Incentive Plan on March 3, 2003 to the named executive officers. The options become exercisable in three equal installments on the first, second and third anniversaries of the date of grant, except that all awards made to Mr. Marchese became vested effective upon his retirement, see "Officer Retirement Agreement". If we experience a change in control, as defined in the plan, any options or portions of options that have not yet expired become immediately exercisable. Generally, a change in control will have occurred (i) if we are merged or consolidated with an entity or sell substantially all of our assets to an entity and immediately after that merger, consolidation or sale, our stockholders have less than a majority of the combined voting power of the outstanding securities of the combined or acquiring entity, (ii) in the case of an acquisition by a person of more than 33 1/3% of our common stock, or (iii) if specified changes in our board of directors occur.

INDIVIDUAL GRANTS

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term (1)
		% of Total Options Granted to Employees in Fiscal 2003
	Number of Securities Underlying Options Granted (#)
Name			Exercise Price ($/Sh)	Expiration Date
					5% ($)	10% ($)
Edward A. Schmitt	78,000	23.93%	19.04	3/3/2013	933,984	2,366,898
Richard B. Marchese	22,000	6.75%	19.04	3/3/2013	263,341	667,587
Mark J. Seal	14,500	4.45%	19.04	3/3/2013	173,625	440,000
Joel I. Beerman	14,500	4.45%	19.04	3/3/2013	173,625	440,000
William H. Doherty	14,500	4.45%	19.04	3/3/2013	173,625	440,000
C. Douglas Shannon	14,500	4.45%	19.04	3/3/2013	173,625	440,000

(1)
The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the price of our common stock. In order to realize the potential values set forth in the 5% and 10% columns, the per share price of our common stock would be $31.01 and $49.64 respectively.

Aggregated Option Exercises and Fiscal Year End Option Values

        The table below lists information regarding option exercises in 2003 based on the difference between the fair market value and the exercise price and unexercised options held at the end of 2003 by the named executive officers, based on the value of options held by those officers on December 31, 2003. This value is calculated as the difference between the exercise price of the option and $28.88 per share, which was the closing price of our common stock on that date as reported in the Record of

Composite Transactions for New York Stock Exchange listed securities and printed in The Wall Street Journal.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) Exercisable/Unexercisable	Value of Unexercised In-the-money Options at fiscal Year End ($) Exercisable/Unexercisable
Edward A. Schmitt	—	—	458,000/163,000	2,290,440/767,520
Richard B. Marchese	30,000	360,600	169,000/0	697,540/0
Mark J. Seal	10,000	123,100	139,834/34,166	535,132/315,933
Joel I. Beerman	30,000	221,300	119,834/34,166	266,332/315,933
William H. Doherty	—	—	74,834/34,166	467,932/315,933
C. Douglas Shannon	—	—	79,834/34,166	467,932/315,933

Officer Retirement Agreement

        Richard B. Marchese, who had served as our vice president- finance and chief financial officer since May 1989, retired from the company effective December 11, 2003. We entered into an agreement with Mr. Marchese that provided that he would not be employed or otherwise provide services in competition to our businesses and that he would not disclose our confidential business information for a period of five years from the date of his retirement. As part of this agreement, in addition to the regular benefits to which he would otherwise be entitled, we agreed to the vesting, effective as of his retirement date, of 20,000 restricted shares, 10,000 options to purchase our shares for $16.90, 14,666 options to purchase our shares for $23.35, and 22,000 options to purchase our shares for $19.04, all of which had previously been granted to him. We also paid Mr. Marchese $175,000 and transferred the title to his company car, a 1999 Jeep Grand Cherokee, to him. In addition, Mr. Marchese is entitled to the benefits described below under "Officer Retirement Plan" and "Split Dollar Life Insurance Plan."

Officer Retirement Plan

        Messrs. Marchese and Schmitt participate in our officer retirement plan, which is represented by separate agreements with each officer. Subject to specified limitations, this plan provides that we will make annual payments to Mr. Marchese after retirement, disability or other termination equal to the greater of (1) 50% of his average annual salary during the last five years of his employment offset by the amounts payable under our salaried employees' retirement plan and the value of our contributions to the savings and capital growth plan and (2) 30% of his final annual salary during the last year of his employment with no offset. At Mr. Marchese's death, the officer retirement plan will continue to pay 50% of this amount to his surviving spouse for the remainder of the spouse's life. For Mr. Schmitt, the officer retirement plan provides that we will make annual payments equal to 30% of the officer's final annual salary, and, at death, will continue to pay 50% of this amount to the surviving spouse for the remainder of her life. For Messrs. Marchese and Schmitt, full benefits are payable upon retirement at any time after attaining age 62 and continue until age 65. The annual benefit under the officer retirement plan payable to Mr. Marchese is $105,000 and the estimated annual benefit payable to Mr. Schmitt would be $262,200, upon his retirement at age 62. If an officer engages in specified competitive activity after retirement, benefits under the officer retirement plan terminate. The formula benefit under the officer retirement plan should exceed any offsetting amounts provided through the salaried employees' retirement plan and the savings and capital growth plan. Messrs. Seal, Beerman, Doherty, and Shannon do not participate in the officer retirement plan but are participants in the split dollar life insurance plan.

Split Dollar Life Insurance Plan

        In 1998, we implemented the split dollar life insurance plan for the benefit of our officers. In accordance with the split dollar life insurance plan, each participating officer has entered into an agreement that, subject to specified limitations, provides the officer with pre-retirement and post-retirement death benefits. We have agreed to provide the benefits through the purchase of a life insurance policy by which we will be reimbursed for our premium costs from each policy's cash value or death benefit. If an officer engages in specified competitive activity after termination, benefits under the split dollar life insurance plan are to be returned to us.

        Messrs. Schmitt, Marchese, Seal, Beerman, Doherty, and Shannon participate in the split dollar life insurance plan.

Compensation Committee Interlocks and Insider Participation

        In February 1998, we established the equity compensation committee, in connection with the 1998 Equity and Performance Incentive Plan and its functions continue under the 2002 Equity and Performance Incentive Plan. This committee has performed functions relating to all executive compensation, including those required by the equity and performance incentive plan, since February 2000. In 2003, the equity compensation committee of the board of directors was composed of Charles T. Harris III, John E. Akitt and Patrick J. Fleming.

REPORT ON EXECUTIVE COMPENSATION

        The compensation of our executive officers is based on a policy of attracting, retaining and rewarding the executive officers by compensating them at a level competitive with similarly situated employees within the industry. Officer compensation consists of salary, bonus payments under our management incentive bonus plan, and the award of stock options and restricted stock. Officers participate in our savings and capital growth plan, salaried employees' retirement plan, officer retirement plan, and life insurance program. Federal tax legislation enacted in 1993 generally precludes public companies from taking a tax deduction for specified compensation in excess of $1,000,000 paid to the corporation's chief executive officer and the four other most highly compensated executive officers. The directors making decisions regarding compensation monitor the impact of this legislation to ensure that material tax deductions are not lost due to its application.

        To determine that the annual compensation of our chief executive officer and our other officers is competitive with similarly situated employees in the industry, the equity compensation committee reviewed an analysis of executive officer compensation prepared by a compensation and benefits consulting firm, comparing the compensation paid to our executives with information obtained from databases maintained by the consultants containing information regarding companies considered to be comparable to Georgia Gulf. Management and the equity compensation committee believe the information obtained reasonably reflects the practices of comparable companies. The information included both annual salary and total current compensation, which is comprised of salary and bonus.

        The salaries of the named executive officers are believed to be generally competitive based on a comparison of salaries to the information. The 2001 salary of the chief executive officer fell below competitive levels, and, as a result, he received an increase for 2002 to approximately the average of the competitive salaries. Total 2003 compensation of all named executives and the salaries of the named executives are within the median ranges reported in the analysis.

        In 2003, our key employees, including the named executive officers, participated in our management incentive bonus plan. The objective of this plan is to motivate the performance of the participants by creating the potential for increased compensation tied directly to company profit. At the beginning of each year, participants are assigned a bonus level, set primarily by reference to their salary level. A corporate target for earnings is also established. The target is an EBITDA (earnings before interest, taxes, depreciation and amortization) return equal to our cost of capital plus 200 basis points.

        If the target is reached, the named executives receive a payment equal to 70% of their points awarded. Payments are ratably reduced to a minimum, which is the greater of half of the corporate target or a risk-free rate of return (e.g. 10 year Treasury Bill), in which case participants receive a payment equal to 10% of their points awarded. The maximum that can be awarded under the plan is a payment of double the participants' points where earnings equal two times the corporate target. The plan also provides that payment adjustments will be made to reflect the performance of our peers in the chemical industry.

        Our 2003 earnings, calculated in accordance with the management incentive bonus plan, resulted in a payment to participants equal to 120% of each participant's bonus points. The chief executive officer, therefore, received a payment equal to 1.20 times 70% of his awarded points.

        Thirty percent (30%) of the named executives' bonus payments is awarded based on performance. After review of Mr. Schmitt's performance for 2003, the committee agreed to award Mr. Schmitt $1 for each point for 30% of the points awarded him. Actual bonuses paid to our named executive officers are listed on the summary compensation table.

        Executive officers were awarded stock options and restricted shares in 2003. These awards are intended to encourage key executives and managerial employees to become owners of our stock to increase their interest in our long-term success, to align their interests with stockholders, to provide incentive equity opportunities which are competitive with other similarly situated companies and to stimulate the efforts of employees by giving suitable recognition for services that contribute materially to our success.

                Charles T. Harris III, Chairman
                John E. Akitt
                Patrick J. Fleming
                Charles L. Henry
                Yoshi Kawashima

AUDIT COMMITTEE REPORT

        Four directors make up the audit committee of our board of directors: Dennis M. Chorba, chairman, Charles T. Harris III, Patrick J. Fleming, and Jerry R. Satrum. Ruth I. Dreessen served as a member of the committee until her resignation from the board in June 2003.

        During the course of performing its duties, the committee:

  •
  discussed with management our audited financial statements as of and for the year ended December 31, 2003,

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  discussed with Deloitte & Touche LLP, our independent auditors for 2003, the items regarding accounting principles set out in Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants, the Statement on Auditing Standard No. 99, Consideration of Fraud in a Financial Statement Audit, and Securities and Exchange Commission rules discussed in Final Releases Nos. 33-8183 and 33-8183a,

  •
  received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and discussed the auditors' independence with the auditors, and

  •
  reviewed the adequacy of the system of internal controls and management information systems with our internal auditor and our independent auditors.

        Based on these reviews and discussions, the committee recommended to the board of directors that our 2003 audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003.

                Dennis M. Chorba, Chairman
                Charles T. Harris III
                Patrick J. Fleming
                Jerry R. Satrum

THE STOCK PERFORMANCE GRAPH

        The graph below is a comparison of the five year cumulative total return among us, Standard & Poor's Smallcap 600 Index and Standard & Poor's Chemical Smallcap Index. Stock performances, including our stock performance, were calculated using the assumption that all dividends, including distributions of cash, were reinvested in common stock.

Total Shareholder Returns — Dividends Reinvested

	Years Ending
Company\Index Name
	Dec 99	Dec 00	Dec 01	Dec 02	Dec 03
Georgia Gulf Corp	93.13	-42.89	10.51	26.71	24.03
Chemicals Midcap 400	-12.87	4.92	14.26	-8.82	18.15
S&P 500 Chemicals	16.84	-9.05	-1.14	0.66	20.13
Chemicals Smallcap 600	2.85	-2.68	17.94	-27.72	29.80
S&P Smallcap 600	12.40	11.80	6.54	-14.63	14.78

Indexed\Cumulative Returns

		Years Ending
Company\Index Name	Base Period Dec 98
		Dec 99	Dec 00	Dec 01	Dec 02	Dec 03
Georgia Gulf Corp	100	193.13	110.29	121.88	154.43	195.50
Chemicals S&P Midcap 400	100	87.13	91.42	104.45	95.24	112.51
Chemicals S&P 500	100	116.84	106.27	105.06	105.75	133.86
Chemicals S&P Smallcap 600	100	102.85	100.09	118.04	85.33	115.13
Total S&P Smallcap 600	100	112.40	125.67	133.88	114.30	158.63

PROPOSAL II—APPOINTMENT OF INDEPENDENT
AUDITORS

        The audit committee of the board of directors has appointed Deloitte & Touche LLP as our independent auditors for the year ending December 31, 2004. The board of directors recommends that this appointment be ratified.

        Representatives of Deloitte & Touche LLP will be present at the meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

Independent Auditors' Fees

        For the years ended December 31, 2003 and 2002, we had professional services performed by Deloitte & Touche LLP. Audit, audit-related and tax fees aggregated $542,329 and $422,553 for the years ended December 31, 2003 and 2002, respectively, and were composed of the following:

Audit Fees

        The aggregate fees billed for the annual audit of our consolidated financial statements for the years ended December 31, 2003 and 2002, for the timely limited quarterly reviews of the interim consolidated financial statements included in our quarterly reports on Form 10-Q and audit services provided in connection with other statutory or regulatory filings were $419,455 and $306,020, respectively.

Audit-Related Fees

        The aggregate fees billed for audit-related services for the years ended December 31, 2003 and 2002 were $60,230 and $66,075, respectively. These fees relate to employee benefit plan audits, accounting consultation services relating to business acquisitions and other attestation services.

Tax Fees

        The aggregate fees billed for tax services for the years ended December 31, 2003 and 2002 were $62,644 and $50,458, respectively. These fees relate to the review of federal and state tax returns, tax compliance fees, general tax consulting services, property tax services and the preparation of benefit plan tax returns.

All Other Fees

        There were no other fees paid to Deloitte & Touche LLP for the years ended December 31, 2003 and 2002.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

        The audit committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The audit committee has adopted a policy for the pre-approval of services provided by the independent auditors.

        Under the policy, pre-approval is generally provided for work associated with registration statements under the Securities Act of 1933 (for example, comfort letters or consents); statutory or other financial audit work for affiliated subsidiaries that is not required for the Securities and Exchange Act of 1934 audits or filings; due-diligence work for potential acquisitions or disposals; attest services required by statute or regulation; adoption of new accounting pronouncements or auditing and disclosure requirements and accounting or regulatory consultations; internal control reviews and assistance with internal control reporting requirements; tax compliance, tax planning and related tax services, excluding any tax service prohibited by regulatory or other oversight authorities; and assistance and consultation on questions raised by regulatory agencies. For each proposed service, the independent auditor is required to provide supporting documentation at the time of approval to permit the audit committee to make a determination whether the provision of such services would impair the independent auditor's independence.

        The audit committee has approved in advance certain permitted services whose scope is routine in nature. These services are (i) statutory or other financial audit work for affiliated subsidiaries that is not required for the 1934 Act audit, (ii) certain tax compliance services, and (iii) the audit of our employee benefit plans.

PROPOSAL III—APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED 2002 EQUITY AND PERFORMANCE INCENTIVE PLAN

GENERAL

        The Amended and Restated 2002 Equity and Performance Incentive Plan is intended to attract and retain officers, full-time employees and directors for us and our subsidiaries and to motivate these persons to achieve performance objectives related to our overall goal of increasing stockholder value. The amended and restated plan continues the process under which equity awards have been made to directors, officers and other executives since 1998. The plan was amended and restated in March 2004 to, among other things, permit non-employee directors to be eligible to receive the same types of awards as officers and full-time employees and to increase the number of shares issuable under the plan from 1,500,000 to 2,500,000. The board of directors unanimously adopted the amended and restated plan on March 2, 2004.

        The board of directors believes approval of the amended and restated plan is in our best interest. The principal purpose of the plan is to ensure that we have a mechanism for equity-based incentive compensation. Certain awards under the plan are designed to qualify as performance-based under Section 162(m) of the Internal Revenue Code, which places a limit of $1,000,000 on the amount of compensation that we may deduct for federal income tax purposes unless it is performance-based. The plan is also designed to comply with Rule 16b-3 under the Securities and Exchange Act of 1934, as amended.

        A summary description of the amended and restated plan is set forth below. The full text of the amended and restated plan is annexed to this proxy statement as APPENDIX B, and the following summary is qualified in its entirety by reference to APPENDIX B.

SUMMARY OF THE PLAN

        GENERAL. Under the plan, the board of directors is authorized to make awards of options to purchase shares of common stock, tandem appreciation rights and/or free-standing appreciation rights, restricted shares, deferred shares, and performance shares and performance units. The terms applicable to awards of the various types, including those terms that may be established by the board of directors when making or administering particular awards, are set forth in detail in the plan.

        SHARES AVAILABLE UNDER THE PLAN. Subject to adjustment as provided in the plan, the number of shares of common stock that may be issued or transferred pursuant to awards, or in payment of divided equivalents paid with respect to awards made under the plan, assuming stockholder approval of this proposal, may not exceed 2,500,000 in the aggregate. These shares of common stock may be shares of original issuance or treasury shares or a combination of both. Upon the payment of any option price by the transfer to us of shares of common stock or upon satisfaction of any withholding amount by means of transfer or relinquishment of shares of common stock, only the net number of shares of common stock we actually issued or transferred will be deemed to have been issued or transferred under the plan. As of April 1, 2004, the market value of our common stock was $30.83 per share.

        ELIGIBILITY. Officers, full-time employees and non-employee directors of Georgia Gulf and its subsidiaries may be selected by the board of directors to receive benefits under the plan. There were approximately 90 persons eligible to participate in the plan as of March 31, 2004.

        LIMITATIONS ON SPECIFIC KINDS OF AWARDS. In addition to the general limitation on the number of shares of common stock available under the plan, the plan specifically limits the number of shares issued as restricted shares or deferred shares to 800,000 in the aggregate, an increase from 300,000 under the plan as originally approved by stockholders. Additionally, the plan provides for specific limits and other requirements for certain awards to qualify as performance-based compensation for the purpose of Section 162(m) of the Internal Revenue Code. No participant may be granted (i) option rights and appreciation rights, in the aggregate, for more than 750,000 shares of common stock during any period of five years or (ii) an award of performance shares or performance units, or restricted shares intended to qualify for exemption under Section 162(m) of the Internal Revenue Code, having an aggregate maximum value as of their respective dates of a grant more than $1,500,000 in any calendar year. In addition, the aggregate number of shares of common stock actually issued or transferred upon the exercise of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, may not exceed 2,500,000.

        OPTION RIGHTS. The board of directors may grant option rights, which entitle the holder to purchase shares of common stock at a price equal to or greater than market value at the date of grant. The option price is payable in cash, by the transfer to us of shares of common stock then owned by the option holder for at least six months, by a combination of these payment methods or by other consideration authorized by the board of directors. Any grant may provide for deferred payment of the option price from the proceeds of sale through a broker on the date of exercise of some or all of the shares of common stock to which the exercise relates. Option rights granted under the plan may be option rights that are not intended to qualify as incentive stock options, or combinations of incentive stock options and non-qualified stock options. Incentive stock options may only be granted to participants who meet the definition of "employees" under Section 3401(e) of the Internal Revenue Code. Each grant specifies the period of employment required before the option or portions of options will become exercisable.

        APPRECIATION RIGHTS. A tandem appreciation right is a right to receive up to 100% of the spread between the option price and the current value of the shares of common stock underlying the option. A free-standing appreciation right is the right to receive a percentage of the spread at the time of exercise. When computing the spread for a free-standing appreciation right, the base price must be equal to or greater than the market value of the underlying common stock on the date of grant. Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

        RESTRICTED SHARES. An award of restricted shares involves the immediate transfer to a participant of ownership of a specific number of shares of common stock in consideration of the performance of services, with the participant entitled to voting, dividend and other ownership rights in the restricted shares. The transfer may be made without additional consideration or in consideration of a payment by the participant that is less than current market value. In addition, the transfer may be conditioned on the achievement of performance objectives, called "Management Objectives" as described below. Restricted shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code for a period to be determined by the board of directors. In order to enforce these forfeiture provisions, the transferability of restricted shares will be prohibited or restricted in a manner and to the extent prescribed by the board of directors for the period during which the forfeiture provisions are to continue.

        DEFERRED SHARES. An award of deferred shares constitutes an agreement to deliver shares of common stock to the participant in the future in consideration of the performance of services, but subject to the fulfillment of specified conditions. During the deferral period, the participant has no right to transfer any rights under and has no rights of ownership in the deferred shares. Awards of deferred shares may be made without additional consideration or in consideration of a payment by the participant that is less than the market value per share at the date of grant. Generally, deferred shares must be subject to a deferral period of not less than 1 year, as determined by the board of directors at the date of grant.

        PERFORMANCE SHARES AND PERFORMANCE UNITS. A performance share is the equivalent of one share of common stock, and a performance unit is the equivalent of $1.00. A recipient must meet one or more Management Objectives within a specified performance period to fully earn the award. Alternatively, if a minimum level of acceptable achievement is established by the board of directors, that minimum level must be exceeded in order to partly earn the award; the amount earned in this case will be determined in accordance with a formula.

        MANAGEMENT OBJECTIVES. Management Objectives may be described either in terms of company-wide objectives or objectives that are related to performance of the individual participant or the division, subsidiary, department, region, function or other organizational unit in which the participant is employed. The Management Objectives applicable to any award to a participant who is or is likely to become a covered employee, within the meaning of Section 162(m) of the Internal Revenue Code, will be based on specified levels of growth in one or more of the following criteria: (i) increases in the price of our common stock; (ii) market share; (iii) sales; (iv) return on equity, assets, capital or sales; (v) economic profit; (vi) total stockholder return; (vii) costs; (viii) margins; (ix) earnings or earnings per share; (x) cash flow; (xi) customer satisfaction; (xii) pre-tax profit; (xiii) operating income (net or pre-tax); (xiv) earnings before interest and taxes; (xv) earnings before interest, taxes, depreciation and amortization; (xvi) debt to capital ratio; and (xvii) any combination of the foregoing.

        If the board of directors determines that a change in our business, operations, corporate structure or capital structure, or the manner in which we conduct our business, or other events or circumstances render the Management Objectives unsuitable, the board of directors may modify the Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the board of directors deems appropriate and equitable, except in the case of a covered employee where such an action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Internal Revenue Code.

        TRANSFERABILITY. Except as described below or otherwise determined by the board of directors, no award under the plan is transferable by a participant other than by will or the laws of descent and distribution. Only the participant, or the participant's guardian or legal representative in the event of the participant's legal incapacity, may exercise option rights or appreciation rights during the participant's lifetime.

        Subject to the prior approval of the board of directors, awards other than incentive stock options, are transferable by a participant to members of the participant's immediate family, or certain trusts or partnerships, without payment by the transferee, if reasonable prior notice of the transfer is given to us and the transfer is made according to the terms and conditions specified by the board of directors or us. Any transferee will be subject to the same terms and conditions under the plan as the participant.

        ADJUSTMENTS. The number, kind, and price of shares covered by outstanding awards are subject to adjustment by the board of directors in its discretion in the event of stock dividends, splits and combinations, changes in our capital structure, mergers, spin-offs, partial or complete liquidation, and similar events. The board of directors may also make or provide for adjustments in the numbers of shares available under the plan and available for specific kinds of awards under the plans as the board of directors may determine appropriate to reflect such a transaction or event.

        CHANGE IN CONTROL. A definition of change in control is specifically included in the plan, the full text of which is attached to this proxy statement as APPENDIX B. Generally, a change in control includes the acquisition by a person of 33 1/3% or more of our voting securities, specified changes in the board of directors and specified business combination transactions and similar events. Awards of option rights, appreciation rights, restricted shares, or deferred shares may provide for acceleration of exercisability or early termination of restrictions in the event of a change in control.

        WITHHOLDING TAXES. To the extent that we are required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participant or other person under the plan, and the amounts available to us for such withholding are insufficient, it will be a condition to the receipt of the payment or the realization of the benefit that the participant or the other person make arrangements satisfactory to us for payment of the balance of taxes required to be withheld. These arrangements, in the discretion of the board of directors, may include relinquishment of a portion of the benefit. Participants must also make such arrangements as we may require for the payment of any withholding tax obligations that may arise in connection with the disposition of shares acquired upon the exercise of option rights. In no event, however, may we accept shares of common stock for the payment of taxes in excess of required tax withholding rates. However, in the discretion of the board of directors, a participant or other person may surrender shares of common stock owned for more than six months to satisfy any resulting tax obligations.

        DETRIMENTAL ACTIVITY. Any evidence of an award under the plan may provide that if a participant, either during employment or within a specified period after termination of employment, engages in any detrimental activity, as defined in the plan, and the board of directors so finds, forthwith upon notice of the board's finding, the participant must:

  •
  return to us, in exchange for payment by us of any amount actually paid by the participant for the shares of common stock, all shares of common stock that the participant has not disposed of that were offered under the plan within a specified period prior to the date of the commencement of the detrimental activity; and

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  with respect to any shares of common stock so acquired that the participant has disposed of, pay to us in cash the difference between:

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  any amount actually paid for the shares of common stock by the participant; and

  •
  the market value per share of common stock on the date of the acquisition.

        To the extent that these amounts are not paid to us, we may set off these amounts against any amounts that may be owing from time to time by us or one of our subsidiaries to the participant, whether as wages, deferred compensation or vacation pay or in the form of any other benefit or for any other reason.

        Generally, a detrimental activity includes competing with our business, soliciting our employees, disclosing of confidential information and other specified conduct detrimental to our business.

        ADMINISTRATION AND AMENDMENTS. The plan is to be administered by the board of directors, except that the board of directors has the authority under the plan to delegate any or all of its powers under the plan to a committee consisting of not less than two non-employee directors. The board has delegated its authority to its equity compensation committee. The board of directors' interpretation of the plan and related agreements and documents is final and conclusive. The plan may be amended from time to time by the board of directors, provided stockholder approval of any amendment will be obtained when required by applicable law or the rules of any national securities exchange upon which the shares of common stock are traded or quoted.

        The board of directors may not, without the further approval of the stockholders, authorize the amendment of any outstanding option right to reduce the option price. Furthermore, no option right may be canceled and replaced with awards having a lower option price without further approval of the stockholders.

        TERMINATION. No grant under the plan may be made more than five years after the plan was initially approved by the stockholders, but all grants made on or before the fifth anniversary will continue in effect after that date subject to the terms of those grants and the plan. Since the plan was initially approved on May 21, 2002, no grants may be made after May 21, 2007.

PLAN BENEFITS

        It is not possible to determine specific amounts that may be awarded in the future under the plan.

FEDERAL INCOME TAX CONSEQUENCES

        The following is a brief summary of the federal income tax consequences of certain transactions under the plan based on federal income tax laws in effect on January 1, 2004. This summary is not intended to be complete and does not describe state or local tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS

        NON-QUALIFIED STOCK OPTIONS. In general, (i) no income will be recognized by an option holder at the time a non-qualified stock option is granted; (ii) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the option holder in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as a capital gain (or capital loss).

        INCENTIVE STOCK OPTIONS. No income generally will be recognized by an option holder upon the grant or exercise of an incentive stock option. The exercise of an incentive stock option, however, may result in alternative minimum tax liability. If shares of common stock are issued to the option holder pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of those shares is made by the option holder within two years after the date of grant or within one year after the transfer of those shares to the option holder, then upon sale of those shares, any amount realized in excess of the option price will be taxed to the option holder as a capital gain and any loss sustained will be a capital loss.

        If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the option holder generally will recognize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of those shares at the time of exercise, or, if less, the amount realized on the disposition of those shares in a sale or exchange, over the option price paid for those shares.

        APPRECIATION RIGHTS. No income will be recognized by a participant in connection with the grant of an appreciation right. When the appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of common stock received upon exercise.

        RESTRICTED SHARES. The recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted shares, reduced by any amount paid by the participant for those restricted shares, at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code. However, a recipient who so elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of those shares, determined without regard to the forfeiture restrictions and restrictions on transfer, over the purchase price, if any, of those restricted shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the forfeiture restrictions and restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the participant.

        DEFERRED SHARES. No income generally will be recognized upon the award of deferred shares. The recipient of a deferred share award generally will be subject to tax at ordinary income rates on the fair market value of nonrestricted shares of common stock on the date that those shares are transferred to the participant under the award, reduced by any amount paid by the participant for the deferred shares.

        PERFORMANCE SHARES AND PERFORMANCE UNITS. No income generally will be recognized upon the grant of performance shares or performance units. Upon payment in respect of the earn-out of performance shares or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of common stock received.

TAX CONSEQUENCES TO GEORGIA GULF OR ITS SUBSIDIARIES

        To the extent that a participant recognizes ordinary income in the circumstances described above, we or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED 2002 EQUITY AND PERFORMANCE INCENTIVE PLAN.

PROPOSAL IV—APPROVAL AND ADOPTION OF THE SENIOR EXECUTIVE BONUS PLAN

        In March 2004, the board of directors, upon recommendation of the equity compensation committee, unanimously approved and adopted the Georgia Gulf Corporation Senior Executive Bonus Plan to govern the award and payment of bonuses to certain of our executive officers and directed that the plan be submitted to our stockholders for approval to ensure payments thereunder will be deductible by us for federal income tax purposes. This plan further formalizes the process under which 70% of executives' bonuses have previously been awarded under our management incentive bonus plan, described in the Report on Executive Compensation above.

        Generally, Section 162(m) of the Internal Revenue Code of 1986, as amended prevents a company from receiving a federal income tax deduction for compensation paid to a "named executive officer" in our proxy statement in excess of $1 million for any year, unless that compensation is performance-based. One of the requirements of "performance-based compensation" for purposes of Section 162(m) is that the compensation be paid pursuant to a plan that has been approved by the company's stockholders. The board believes that it is desirable and in our and our stockholders' best interests that the cash bonuses to be paid to our executive officers be deductible for federal income tax purposes and, accordingly, has structured the plan to satisfy the requirements of Section 162(m) for "performance-based compensation." The board also believes that the plan serves our interests by focusing management's attention on the achievement of those goals that the board, through the equity compensation committee, determines to be strategically and operationally important for us.

        A summary description of the plan is set forth below. The full text of the plan is annexed to this proxy statement as Appendix C, and the following summary is qualified in its entirety by reference to Appendix C.

        Purpose. The purpose of the plan is to attract and retain key executives for us and our subsidiaries and to provide such persons with incentives for superior performance. Incentive bonus payments made under the plan are intended to constitute qualified "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code.

        Administration of the Plan. The plan will be administered by the equity compensation committee or any other committee appointed by the board to administer the plan; provided, however, that in any event the committee shall be comprised of not less than two of our directors, each of whom shall qualify as an "outside director" for purposes of Section 162(m) of the Internal Revenue Code and the related regulations, which shall have full power and authority to construe, interpret and administer the plan and shall have the exclusive right to establish management objectives (as described below) and the amount of each incentive bonus payable to each eligible executive upon the achievement of the specified management objectives.

        Eligibility. Eligibility under this plan is limited to our chief executive officer and each of our other senior executives that the equity compensation committee designates in its sole discretion as a participant with respect to a given fiscal year.

        Awards. Not later than the 90th day of each of our fiscal years, commencing in 2005, the equity compensation committee will establish the management objectives for each eligible executive and the amount of incentive bonus payable (or formula for determining such amount) upon full achievement of the specified management objectives. Management objectives means the achievement of a performance objective or objectives established pursuant to the plan for eligible executives. Management objectives may be described in terms of corporation-wide objectives or objectives that are related to the performance of the individual eligible executive or of the subsidiary, division, department, region, function, or other organizational unit within the corporation or subsidiary in which the eligible executive is employed. The management objectives may be made relative to the performance of other corporations or business units of other corporations. The management objectives will be based on specified and pre-established levels of or growth in one or more of the following criteria:

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  increases in the price of our common stock;

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  market share;

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  sales;

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  return on equity, assets, capital or sales;

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  economic profit;

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  total stockholder return;

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  costs;

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  margins;

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  earnings or earnings per share;

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  cash flow;

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  customer satisfaction;

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  pre-tax profit;

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  operating income (net or pre-tax);

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  earnings before interest and taxes;

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  earnings before interest, taxes, depreciation and amortization;

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  debt/capital ratio; and

  •
  any combination of the foregoing.

        The equity compensation committee may further specify in respect of the specified management objectives a minimum acceptable level of achievement below which no incentive bonus payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified management objectives. If the equity compensation committee determines that a change in our business, operations, corporate structure or capital structure, or the manner in which we conduct our business, or other events or circumstances render the management objectives unsuitable, the equity compensation committee may in its discretion modify such management objectives or the related minimum acceptable level of achievement, in whole or in part, as the equity compensation committee deems appropriate and equitable, except in the case of an eligible executive that the equity compensation committee determines is, or is likely to become, a "covered employee" within the meaning of Section 162(m) of the Internal Revenue Code and the related regulations where such action would result in the loss of the otherwise available exemption of the incentive bonus under Section 162(m) of the Internal Revenue Code. In such case, the equity compensation committee shall not make any modification of the management objectives or minimum acceptable level of achievement.

        The equity compensation committee retains the discretion to reduce the amount of any incentive bonus that would be otherwise payable to an eligible executive (including a reduction in such amount to zero).

        Notwithstanding any other provision of the plan to the contrary, in no event shall the incentive bonus paid to an eligible executive under the plan for a year exceed the lesser of 80% of the base salary of the eligible executive or $1,000,000.

        Equity Compensation Committee Certification. As soon as reasonably practicable after the end of each fiscal year, the equity compensation committee shall determine whether the management objective has been achieved and the amount of the incentive bonus to be paid to each eligible executive for such fiscal year and shall certify such determinations in writing.

        Termination of Employment Prior to Year End. No payment of an incentive bonus shall be made to an eligible executive who is not employed by us or our subsidiaries on December 31 of a plan year, except that an eligible executive on leave of absence (including long-term disability leave) or temporary layoff as of December 31 shall receive an incentive bonus to which he or she is entitled as soon as practical following the date he or she returns to active work. The payment in such case, however, will be adjusted to account for time not worked during the calendar year.

        Nontransferability. Except as expressly provided by the equity compensation committee, the rights and benefits under the plan shall not be transferable or assignable other than by will or the laws of descent and distribution.

        Effective Date. If the plan is approved by the stockholders, it will become effective January 1, 2005, and shall remain effective until the fifth anniversary of the date of such approval, subject to any further stockholder approvals (or reapprovals) mandated for performance-based compensation under Section 162(m) of the Internal Revenue Code, and subject to the right of the board to terminate the plan, on a prospective basis only, at any time.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE GEORGIA GULF CORPORATION SENIOR EXECUTIVE BONUS PLAN.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table provides information with respect to compensation plans under which our equity securities are authorized for issuance to employees as of December 31, 2003.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders	1,497,428	$26.83	991,766
Equity compensation plans not approved by security holders	—	—	—

Total	1,497,428	$26.83	991,766

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

        We do not know of any matters other than those stated above which are to be brought before the meeting. However, if any other matters should be properly presented for consideration and voting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their judgment.

STOCKHOLDER PROPOSALS

        Proposals by stockholders intended to be presented at the 2005 annual meeting must be forwarded in writing and received at our principal executive offices no later than December 13, 2004, directed to the attention of the corporate secretary, for consideration for inclusion in our proxy statement for the annual meeting of stockholders to be held in 2005. Moreover, with regard to any proposal by a stockholder not seeking to have its proposal included in the proxy statement but seeking to have its proposal considered at the 2005 annual meeting, if that stockholder fails to notify us in the manner set forth above of its proposal by February 26, 2005, then the persons appointed as proxies may exercise their discretionary voting authority if the proposal is considered at the 2005 annual meeting, notwithstanding that stockholders have not been advised of the proposal in the proxy statement for the 2005 annual meeting. Any stockholder proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

Joel I. Beerman Vice President, General Counsel and Secretary

April 12, 2004

APPENDIX A

GEORGIA GULF CORPORATION
CHARTER OF AUDIT COMMITTEE
(As adopted on September 8, 2003)

1.     Mission Statement

        The Audit Committee will assist the Board of Directors of the Company in fulfilling its responsibilities with respect to matters involving the accounting, financial reporting and internal control functions of the Company and its subsidiaries. This will include assisting the Board in overseeing: (a) the integrity of the Company's financial statements, (b) the Company's compliance with legal and regulatory requirements, (c) the independent auditors' qualifications, independence and performance, and (d) the performance of the Company's internal audit function. The Audit Committee also will prepare the Audit Committee report that SEC rules require to be included in the Company's annual proxy statement.

2.     Membership and Qualification

        The Audit Committee shall consist of three or more independent directors meeting the requirements of the Corporate Governance Standards of the New York Stock Exchange ("NYSE") as well as applicable laws and regulations of the United States Securities and Exchange Commission. The Committee members shall be elected annually by the Board for terms of one year, or until their successors shall be duly elected and qualified.

a)
Special Limitation

        If an Audit Committee member simultaneously serves on the audit committees of more than three public companies, the Board must determine that such simultaneous service would not impair such member's ability to serve effectively on the Company's Audit Committee and such determination by the Board must be disclosed in the Company's annual proxy statement.

b)
Special Qualifications

        Each member of the Audit Committee shall, in the judgment of the Board, be financially literate and have the ability to read and understand the Company's basic financial statements or shall, promptly following his or her appointment, obtain adequate training to achieve such literacy and ability. In addition, at least one member of the Audit Committee, in the judgment of the Board, shall be an "audit committee financial expert" as defined in applicable laws and regulations of the United States Securities and Exchange Commission.

3.     Meetings and Other Actions

        The Committee will hold a sufficient number of meetings every twelve months to adequately discharge its duties.

  •
  As part of its meetings, the Committee shall meet separately, periodically, with management, with the Company's internal auditors and with the Company's independent auditors.

4.     Goals, Responsibilities and Authority

        In carrying out its duties and responsibilities, the following are within the responsibilities and authority of the Committee. The Committee shall not allocate any of its functions to a different committee.

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a)
Internal Controls

        The Committee shall evaluate major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies.

b)
Financial Reporting Generally

        In connection with its general oversight of the Company's financial reporting, the Committee shall:

  •
  Evaluate analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements.

  •
  Review with management and the independent auditors, management's proposals regarding: new accounting pronouncements; the adoption of, and changes of choice regarding, material accounting principles and practices to be followed when preparing the financial statements of the Company; alternative principles and practices that could have been followed; the reasons for selecting the principles and practices to be followed; the financial impacts of the principles and practices selected as compared to those of the other alternatives available; and the provision of any "pro forma" or "adjusted" non-GAAP information.

  •
  Inquire as to whether the independent or internal auditors have any concerns regarding: the possibility of significant accounting or reporting risks or exposures; the appropriateness and quality of significant accounting treatments and whether there has been any aggressive creativity in any such treatments; any business transactions that may affect the fair presentation of the Company's financial condition or results of operations; or any weaknesses in the Company's internal control systems.

  •
  Establish procedures for:

  •
  The receipt, retention and treatment of any complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

  •
  The confidential, anonymous submission by employees of the Company of any concerns regarding questionable accounting or auditing matters.

  •
  Affirm in connection with the Committee's review of the Company's annual and quarterly financial statements that the independent auditors communicate certain matters to the Committee as required by professional standards related to their audit of the annual financial statements and their review of the interim financial information.

  •
  Establish a procedure whereby management discusses with the Committee on a pre-issuance basis the types of information to be disclosed and types of presentation to be made in earnings press releases and in financial information and earnings guidance provided to analysts and rating agencies.

c)
Annual Financial Statements

        In connection with the preparation and audit of the Company's annual financial statements, the Committee shall:

  •
  Review in private discussion with the independent auditors whether there have been (and if so the nature of) any audit problems or difficulties and any related responses by management. This review shall include:

  •
  Confirmation that management is not placing any restrictions on the scope of the independent auditors' work or their access to information;

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    •
    Inquiry as to any accounting adjustments noted or proposed by the independent auditors but "passed" (as immaterial or otherwise) and any communications between the audit team and the audit firm's national office regarding auditing or accounting issues raised in connection with the Company's audit;

    •
    Discussion of any "management" or "internal control" letters issued or proposed to be issued by the independent auditors to the Company, as well as any other material written communications between the independent auditors and management that the independent auditors or management bring to the Committee's attention; and

    •
    Discussion of the responsibilities, budget and staffing of the Company's internal audit function and the adequacy and appropriateness thereof.

  •
  Meet with management and the independent auditors to review the annual financial statements and related notes, as well as the related Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A").

  •
  This review is to include discussions with management and the independent auditors about the existence and disposition of any significant issues, including any involving: accounting principles and financial statement presentations, significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material internal control deficiencies.

  •
  The Committee also shall make a recommendation to the Board regarding inclusion of such financial statements, related notes and the related MD&A in the Company's Annual Report on Form 10-K.

  •
  Review any complex and/or unusual transactions and any matters requiring significant estimates of asset valuation allowances or liability reserves, and evaluate management's handling of proposed audit adjustments identified by the independent auditors.

  •
  Review the independent auditors' judgments about the quality of the accounting principles applied to the Company's financial statements.

d)
Interim Financial Statements

  •
  With respect to the Company's interim financial statements, the Committee shall meet with management, the internal auditors and the independent auditors to review the interim financial statements and any related notes, as well as the related MD&A.

e)
Internal Auditors

        The Committee shall oversee the activities and programs administered by those responsible for the Company's internal audit function and shall meet with the Company's internal auditors (or other personnel responsible for the Company's internal audit function) periodically (at least once a year) in a private session without any other members of management being present to discuss matters that the Committee or the internal auditors believe should be discussed.

        As part of such oversight, the Committee shall perform the following tasks:

    •
    Review and approve the charter for the internal control function.

    •
    Review and approve the annual internal audit plan and any significant changes made to the plan.

    •
    Review a summary of findings of completed internal audits and management's progress in resolving the findings.

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    •
    Inquire of the Director of Internal Control regarding any difficulties encountered in the course of performing internal audits such as restrictions in scope of work or access to required information.

    •
    Inquire of the Director of Internal Control regarding the adequacy and effectiveness of the Company's system of internal control.

    •
    Inquire of the Director of Internal Control regarding compliance with the Company's Code of Conduct.

    •
    Review and concur in appointment or replacement of the Director of Internal Control.

f)
Independent Auditors

        In its oversight of the Company's independent auditors, the Committee shall:

  •
  Have sole authority (subject, if applicable, to shareholder ratification) to select, hire and fire the Company's independent auditors, to pre-approve all fees and other terms of the audit engagement and to pre-approve any non-audit relationship with the independent auditors.

  •
  Meet with the independent auditors at least once a year in private sessions without any members of management being present to discuss matters that the Committee or the independent auditors believe should be discussed, including without limitation discussion items contemplated elsewhere in this Charter.

  •
  Obtain and review, at least annually, a written report from the independent auditors that describes: the independent auditing firm's internal quality-control procedures; and any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and discuss with the independent auditors the contents of such report and the impact of the matters addressed in such report on the quality of services performed by the independent auditors.

  •
  Obtain and review, at least annually, a written report from the independent auditors that describes all relationships between the independent auditors and the Company (including the amount and nature of all related compensation); discuss with the independent auditors the impact on the auditors' objectivity and independence of any disclosed relationships as required by professional standards; and determine whether any such non-audit engagements are consistent with the independent auditors' independence and objectivity.

  •
  Evaluate periodically whether the Company should change its independent auditors or the partner in charge of performing or reviewing the Company's audit or other audit team personnel. Such evaluation should be based on all relevant circumstances known to the Committee, including qualifications of and quality of services performed by the independent auditing firm and the primary audit partner, opinions of the Company's management and internal auditors regarding the independent auditors, length of tenure, factors having the potential to impact objectivity, the securities law requirement to rotate at least every five years the primary audit partner in charge of performing (or overseeing the performance of) the Company's audit and the primary audit partner in charge of reviewing the Company's audit, the possible desirability of regular rotation of the independent auditing firm, any reported issues regarding the firm's internal controls or audits of other companies, and the firm's efficiencies and relevant expertise regarding the Company. The Committee should present to the full Board a summary of the Committee's evaluation and conclusions.

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  •
  Evaluate and approve (or disapprove) any desire by the Company or any of its subsidiaries to employ anyone who has served within the preceding year as a member of the independent auditors' audit team personnel assigned to the Company's audit.

g)
Other Responsibilities

        The Committee also shall:

  •
  Review and evaluate the Company's policies and practices with respect to risk assessment and risk management, including the Company's major financial risk exposures and steps taken by management to monitor and control such exposures.

  •
  If deemed appropriate, initiate special investigations into matters within the Committee's scope of responsibilities or as delegated by the Board of Directors.

  •
  Review the legal affairs and environmental, safety and health status of the Company with the General Counsel no less frequently than annually.

  •
  Perform an annual self-evaluation of the Committee's performance.

  •
  Review and assess the adequacy of this Charter annually.

h)
Reporting Responsibilities

        The Committee shall regularly update the Board of Directors about the Committee's activities and make appropriate recommendations.

5.     Additional Resources

        The Committee shall have the right to hire independent accounting experts, lawyers and other consultants to assist and advise the Committee in connection with its responsibilities.

6.     Funding

        The Committee shall determine, and the Company shall provide, appropriate funding for payment of:

  •
  Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

  •
  Compensation to any advisers employed by the audit committee in carrying out its duties hereunder; and

  •
  Ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

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APPENDIX B

GEORGIA GULF CORPORATION
AMENDED AND RESTATED
2002 EQUITY AND PERFORMANCE INCENTIVE PLAN

1.
PURPOSE. The purpose of the Amended and Restated 2002 Equity and Performance Incentive Plan is to attract and retain officers, employees, and directors for Georgia Gulf Corporation, a Delaware corporation, and its Subsidiaries and to motivate such persons to achieve performance objectives related to the Company's overall goal of increasing shareholder value.

2.
DEFINITIONS. As used in this Plan:

        "Appreciation Right" means a right granted pursuant to Section 5 of this Plan, and shall include both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

        "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right and a Tandem Appreciation Right.

        "Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 16 of this Plan, such committee (or subcommittee).

        "Business Combination" means a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company.

        "Change in Control" shall have the meaning provided in Section 11 of this Plan.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Common Stock" means the common stock, par value $.01 per share, of the Company or any security into which such Common Stock may be changed by reason of any transaction or event of the type referred to in Section 10 of this Plan.

        "Company" means Georgia Gulf Corporation, a Delaware corporation.

        "Covered Employee" means a Participant who is, or is determined by the Board to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

        "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective (which date shall not be earlier than the date on which the Board takes action with respect thereto).

        "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

        "Deferred Shares," means an award made pursuant to Section 7 of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

        "Designated Subsidiary" means a Subsidiary that is (i) not a corporation or (ii) a corporation in which the Company owns or controls, directly or indirectly, less than 80 percent of the total combined voting power represented by all classes of stock issued by such corporation.

        "Detrimental Activity" means any of the following:

          (a)   Any activity as an employee, principal, agent, or consultant for another entity that competes, directly or indirectly, with the Company in any actual, researched, or prospective

1

  product, service, system, or business activity for which the Participant has had any direct or indirect responsibility during the last five years of his or her employment with the Company or any Subsidiary (or such other period specified in the Evidence of Award), in any territory in which the Company or any Subsidiary manufactures, sells, markets, services, or installs such product, service, system, or business activity (or any portion of such territory or such other territory specified in the Evidence of Award).

          (b)   The solicitation of any employee of the Company or any Subsidiary to terminate his or her employment with the Company or such Subsidiary.

          (c)   The disclosure to any person not employed by or serving as a director of the Company or a Subsidiary, or the use in other than the Company's or a Subsidiary's business, in each case without prior written authorization from the Company, of any confidential, proprietary or trade secret information or material relating to the business of the Company and/or its Subsidiaries, acquired by the Participant either during employment with the Company or any Subsidiary or while acting as a consultant for the Company or any Subsidiary.

          (d)   The failure or refusal to disclose promptly and to assign to the Company upon request all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company or any Subsidiary, relating in any manner to the actual or anticipated business, research or development work of the Company or any Subsidiary or the failure or refusal to do anything reasonably necessary to enable the Company or any Subsidiary to secure a patent where appropriate, whether in the United States or in other countries.

          (e)   Any other conduct or act determined to be injurious, detrimental or prejudicial to any significant interest of the Company or any Subsidiary unless the Participant acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company.

        "Director" means a member of the Board of Directors of the Company.

        "Evidence of Award" means an agreement, certificate, resolution or other type of writing or other evidence approved by the Board which sets forth the terms and conditions of the Option Rights, Appreciation Rights, Performance Units, Performance Shares, Restricted Shares, Deferred Shares or other awards made hereunder. An Evidence of Award may be in an electronic medium, may be limited to a notation on the books and records of the Company and need not be signed by a representative of the Company or a Participant unless required by the Board.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

        "Free-Standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right.

        "Immediate Family" has the meaning ascribed thereto in Rule 16a-1(e) under the Exchange Act (or any successor rule to the same effect) as in effect from time to time.

        "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

        "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region, function, or other organizational unit within the

2

Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations or business units of other corporations. The Management Objectives applicable to any award to a Covered Employee shall be based on specified and pre-established levels of or growth in one or more of the following criteria:

          (a)   Increases in the price of Common Stock;

          (b)   Market share;

          (c)   Sales;

          (d)   Return on equity, assets, capital or sales;

          (e)   Economic profit;

          (f)    Total shareholder return;

          (g)   Costs;

          (h)   Margins;

          (i)    Earnings or earnings per share;

          (j)    Cash flow;

          (k)   Customer satisfaction;

          (l)    Pre-tax profit;

          (m)  Operating income (net or pre-tax);

          (n)   Earnings before interest and taxes;

          (o)   Earnings before interest, taxes, depreciation and amortization;

          (p)   Debt/capital ratio; and

          (q)   Any combination of the foregoing.

        If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Board shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

        "Market Value per Share" means, as of any particular date the closing price of a share of Common Stock as reported, for the last preceding date for which a price is quoted on the New York Stock Exchange, or, if the Common Stock is not then listed on the New York Stock Exchange, on such other national securities exchange on which the Common Stock is listed or, if not so listed, then on the Nasdaq National Market. If, as of a particular date, the Common Stock is not listed or quoted on any national securities exchange or on the Nasdaq National Market, then the Market Value per Share of a share of Common Stock as of such date shall be determined according to such criteria as the Board in good faith shall deem appropriate.

        "Non-Employee Director" means a Director who is a "Non-Employee Director" of the Company within the meaning of Rule 16b-3 under the Exchange Act.

        "Optionee" means the optionee named in an Evidence of Award relating to an outstanding Option Right.

        "Option Price" means the purchase price payable on exercise of an Option Right.

        "Option Right" means the right to purchase shares of Common Stock upon exercise of an option granted pursuant to Section 4 of this Plan.

        "Outside Director" means a person who is an "outside director" within the meaning of Section 162(m) of the Code.

3

        "Participant" means any officer or other full-time employee of the Company or any Subsidiary, or any person who has agreed to commence serving in any of such capacities, and shall also include each Non-Employee Director.

        "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

        "Performance Share" means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 8 of this Plan.

        "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

        "Person" means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

        "Plan," means this Georgia Gulf Corporation Amended and Restated 2002 Equity and Performance Incentive Plan.

        "Restricted Shares" means shares of Common Stock granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

        "Rule 16b-3" means Rule 16b-3 under the Exchange Act (or any successor rule to the same effect) as in effect from time to time.

        "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

        "Subsidiary" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, limited liability company, or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

        "Tandem Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right.

        "Voting Power" means at any time, the combined voting power of the then-outstanding securities entitled to vote generally in the election of Directors in the case of the Company, or members of the board of directors or similar body in the case of another entity.

3.
SHARES AVAILABLE UNDER THE PLAN.

          (a)   Subject to adjustment as provided in Section 10 of this Plan, the number of shares of Common Stock that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned or (v) in payment of dividend equivalents paid with respect to awards made

4

  under the Plan shall not exceed in the aggregate 2,500,000 shares of Common Stock, plus any shares described in Section 3(b). Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

          (b)   The number of shares available in Section 3(a) above shall be adjusted to account for shares relating to awards that expire, are forfeited or are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of shares of Common Stock or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.

          (c)   Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 10 of this Plan, (i) the aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 2,500,000 shares of Common Stock; (ii) no Participant shall be granted Option Rights and Appreciation Rights, in the aggregate, for more than 750,000 shares of Common Stock during any period of five years; and (iii) the number of shares issued as Restricted Shares or Deferred Shares shall not in the aggregate exceed 800,000 shares of Common Stock. The method of counting shares subject to the limits described in subsection (ii) of this Section 3(c) shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code.

          (d)   Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of Performance Shares or Performance Units or any amount of Restricted Shares intended to qualify for exemption under Section 162(m) of the Code having an aggregate maximum value as of their respective Dates of Grant in excess of $1.5 million.

4.
OPTION RIGHTS. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Option Rights. Each Option Right may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

          (a)   Each grant shall specify the number of shares of Common Stock to which it pertains, subject to the limitations set forth in Section 3 of this Plan.

          (b)   Each grant shall specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

          (c)   Each grant shall specify whether the Option Price shall be payable (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of shares of Common Stock owned by the Optionee for at least 6 months (or other consideration authorized pursuant to Section 4(d)) having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment.

          (d)   The Board may determine, at or after the Date of Grant, that payment of the Option Price of any Option Right (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other shares of Common Stock that are forfeitable or subject to restrictions on transfer, Deferred Shares, Performance Shares (based, in each case, on the Market Value per Share on the date of exercise), other Option Rights (based on the Spread on the date of exercise) or Performance Units. Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the shares of Common Stock received upon the exercise of the Option Rights shall be subject to comparable risks of forfeiture or restrictions on transfer to those that apply to the consideration surrendered, but only to the extent of (i) the

5

  number of shares or Performance Shares, (ii) the Spread of any unexercisable portion of Option Rights, or (iii) the stated value of Performance Units representing the consideration surrendered.

          (e)   Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

          (f)    Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

          (g)   Each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary, if any, or other contingencies (including the satisfaction of Management Objectives), that may be necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control or other circumstances.

          (h)   Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of "employees" under Section 3401(e) of the Code.

          (i)    The Board may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

          (j)    The exercise of an Option Right shall result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

          (k)   No Option Right shall be exercisable more than 10 years from the Date of Grant.

          (l)    Any grant of Option Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Rights.

          (m)  Each grant of Option Rights shall be evidenced by an Evidence of Award containing such terms and provisions, consistent with this Plan, as the Board may approve.

5.
APPRECIATION RIGHTS.

          (a)   The Board may authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

          (b)   Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

              (i)  Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in shares of Common Stock or in any combination

6

    thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

             (ii)  Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

            (iii)  Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

            (iv)  Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, a Change in Control or other circumstances.

             (v)  Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or shares of Common Stock on a current, deferred or contingent basis.

            (vi)  Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Rights.

           (vii)  Each grant of Appreciation Rights shall be evidenced by an Evidence of Award that shall describe such Appreciation Rights, identify the related Option Rights (if applicable), state that such Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

          (c)   Any grant of Tandem Appreciation Rights shall provide that such Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation.

          (d)   Regarding Free-Standing Appreciation Rights only:

              (i)  Each grant shall specify in respect of each Free-Standing Appreciation Right a Base Price, which shall be equal to or greater or less than the Market Value per Share on the Date of Grant;

             (ii)  Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

            (iii)  No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

6.
RESTRICTED SHARES. The Board may also authorize the grant or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

          (a)   Each such grant or sale shall constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          (b)   Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

          (c)   Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code except (if the Board shall so determine) in the event of a Change in Control or other circumstances for a period of not less than 6 months to be determined by the Board at the Date of Grant.

7

          (d)   Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

          (e)   Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

          (f)    Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

          (g)   Each grant or sale of Restricted Shares shall be evidenced by an Evidence of Award that shall contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

7.
DEFERRED SHARES. The Board may authorize the granting or sale of Deferred Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

          (a)   Each such grant or sale shall constitute the agreement by the Company to deliver shares of Common Stock to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify.

          (b)   Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

          (c)   Each such grant or sale shall be subject to a Deferral Period of not less than 1 year, as determined by the Board at the Date of Grant except (if the Board shall so determine) in the event of a Change in Control or other circumstances.

          (d)   During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Shares and shall have no right to vote them, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock.

          (e)   Each grant or sale of Deferred Shares shall be evidenced by an Evidence of Award that shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

8.
PERFORMANCE SHARES AND PERFORMANCE UNITS. The Board may also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of

8

  the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

          (a)   Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

          (b)   The Performance Period with respect to each Performance Share or Performance Unit shall be such period as shall be determined by the Board at the time of grant, except (if the Board shall so determine) in the event of a Change in Control or other circumstances, if the Board shall so determine; provided, however, that no acceleration determination shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

          (c)   Any grant of Performance Shares or Performance Units shall specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Board must certify that the Management Objectives have been satisfied.

          (d)   Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in shares of Common Stock or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

          (e)   Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of shares of Common Stock issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

          (f)    The Board may provide for the payment of dividend equivalents to the holder of Performance Shares on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock.

          (f)    Each grant of Performance Shares or Performance Units shall be evidenced by an Evidence of Award containing such other terms and provisions, consistent with this Plan, as the Board may approve.

9.
TRANSFERABILITY.

          (a)   Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

          (b)   The Board may specify at the Date of Grant that part or all of the shares of Common Stock that are (i) to be issued or transferred by the Company upon the exercise of Option Rights

9

  or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions on transfer.

          (c)   Notwithstanding the provisions of Section 9(a), but subject to the prior approval of the Board, Option Rights (other than Incentive Stock Options), Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units shall be transferable by a Participant, without payment of consideration therefore by the transferee, to any one or more members of the Participant's Immediate Family (or to one or more trusts established solely for the benefit of one or more members of the Participant's Immediate Family or to one or more partnerships in which the only partners are members of the Participant's Immediate Family); provided, however, that (i) no such transfer shall be effective unless reasonable prior notice thereof is delivered to the Company and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Company or the Board and (ii) any such transferee shall be subject to the same terms and conditions hereunder as the Participant.

10.
ADJUSTMENTS. The Board may make or provide for such adjustments in the numbers of shares of Common Stock covered by outstanding Option Rights, Appreciation Rights, Deferred Shares, and Performance Shares granted hereunder, in the Option Price and Base Price provided in outstanding Appreciation Rights, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 10; provided, however, that any such adjustment to the number specified in Section 3(c)(i) shall be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail so to qualify.

11.
CHANGE IN CONTROL. For purposes of this Plan, a "Change in Control" shall mean the occurrence of any of the following events:

          (a)   The acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 33% or more of the Voting Power of the Company; provided, however, that for purposes of this subsection, the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company or any Subsidiary, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (D) any acquisition by any Person pursuant to a transaction which complies with clauses (i) and (ii) of subsection (c) of this Section 11.

          (b)   A change in a majority of the members of the Board occurs: (i) within one year following the public announcement of an actual or threatened election contest (as described in

10

  Rule 14a-12(c) promulgated under the Exchange Act) or the filing of a Schedule 13D or other public announcement indicating that a Person intends to effect a change in control of the Company, (ii) as a result of the exercise of contractual rights, or (iii) as a result of a majority of the members of the Board having been proposed, designated or nominated by a Person (other than the Company through the Board or a committee of the Board).

          (c)   Consummation of a Business Combination unless, following such Business Combination, (i) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such Business Combination or any Subsidiary of either of them) beneficially owns, directly or indirectly, 33% or more of the Voting Power of the entity resulting from such Business Combination, and (ii) at least half of the members of the board of directors of the corporation resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

          (d)   Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          (e)   Such other event as the Board may determine by express resolution to constitute a Change in Control for purposes of this Plan.

12.
FRACTIONAL SHARES. The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

13.
WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. Participants shall also make such arrangements as the Company may require for the payment of any withholding tax obligations that may arise in connection with the disposition of shares acquired upon the exercise of Option Rights. In the discretion of the Committee, a Participant or such other person may surrender Common Stock owned for more than 6 months to satisfy any tax obligations resulting from any such transaction; provided, however, that in no event shall the Company accept Common Stock for payment of taxes in excess of required tax withholding rates.

14.
PARTICIPATION BY EMPLOYEES OF DESIGNATED SUBSIDIARIES. As a condition to the effectiveness of any grant or award to be made hereunder to a Participant who is an employee of a Designated Subsidiary, whether or not such Participant is also employed by the Company or another Subsidiary, the Board may require such Designated Subsidiary to agree to transfer to such employee (when, as and if provided for under this Plan and any applicable Evidence of Award) the Common Stock that would otherwise be delivered by the Company, upon receipt by such Designated Subsidiary of any consideration then otherwise payable by such Participant to the Company. Any such award shall be evidenced by an agreement between the Participant and the Designated Subsidiary, in lieu of the Company, on terms consistent with this Plan and approved by the Board and such Designated Subsidiary. All such Common Stock so delivered by or to a Designated Subsidiary shall be treated as if it had been delivered by or to the Company for purposes of Section 3 of this Plan, and all references to the Company in this Plan shall be deemed to refer to such Designated Subsidiary, except for purposes of the definition of "Board" and except in other cases where the context otherwise requires.

11

15.
FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

16.
ADMINISTRATION OF THE PLAN.

          (a)   This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting solely of not less than two Non-Employee Directors appointed by the Board. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee. Awards of Option Rights and Appreciation Rights are, and certain awards of Restricted Shares, Performance Awards and Performance Units may be, intended to qualify as performance-based compensation under Section 162(m) of the Code. The grant of such awards, and the administration thereof and any determinations to be made in connection therewith, shall be carried out only by a committee of the Board (or subcommittee thereof) consisting solely of not less than two Outside Directors appointed by the Board. Such committee shall grant or award such options, rights or other awards in a manner consistent with the rules governing performance-based compensation under Section 162(m) of the Code.

          (b)   The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

17.
COMPANY'S RIGHTS UPON OCCURRENCE OF DETRIMENTAL ACTIVITY. Any Evidence of Award may provide that if a Participant, either during employment by the Company or a Subsidiary or within a specified period after termination of such employment, shall engage in any Detrimental Activity, and the Board shall so find, forthwith upon notice of such finding, the Participant shall:

          (a)   Return to the Company, in exchange for payment by the Company of any amount actually paid therefore by the Participant, all shares of Common Stock that the Participant has not disposed of that were offered pursuant to this Plan within a specified period prior to the date of the commencement of such Detrimental Activity; and

          (b)   With respect to any shares of Common Stock so acquired that the Participant has disposed of, pay to the Company in cash the difference between:

              (i)  Any amount actually paid therefore by the Participant pursuant to this Plan, and

12

             (ii)  The Market Value per Share of the shares of Common Stock on the date of such acquisition.

To the extent that such amounts are not paid to the Company, the Company may set off the amounts so payable to it against any amounts that may be owing from time to time by the Company or a Subsidiary to the Participant, whether as wages, deferred compensation or vacation pay or in the form of any other benefit or for any other reason.

18.
GOVERNING LAW. This Plan and all awards granted and actions taken hereunder shall be governed by and construed in accordance with the internal substantive laws of the State of Georgia.

19.
AMENDMENTS, ETC.

          (a)   The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the stockholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the shares of Common Stock are not traded on the New York Stock Exchange, the principal national securities exchange upon which the shares of Common Stock are traded or quoted, shall not be effective unless and until such approval has been obtained.

          (b)   The Board shall not, without the further approval of the stockholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Right shall be cancelled and replaced with awards having a lower Option Price without further approval of the shareholders of the Company. This Section 19(b) is intended to prohibit the repricing of "underwater" Option Rights and shall not be construed to prohibit the adjustments provided for in Section 10 of this Plan.

          (c)   The Board also may permit Participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

          (d)   The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

          (e)   In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Deferred Shares as to which the Deferral Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or who holds shares of Common Stock subject to any transfer restriction imposed pursuant to Section 9(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Deferral Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

          (f)    This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's

13

  employment or other service at any time. Prior to exercise of any Option Right, and prior to exercise, payment or delivery pursuant to any other award, the Participant may be required, at the Company's request, to certify in a manner reasonably acceptable to the Company that the Participant has not engaged in, and has no present intention to engage in the future in, any Detrimental Activity.

          (g)   To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

20.
TERMINATION. No grant shall be made under this Plan more than five years after the date on which this Plan is first approved by the stockholders of the Company, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

14

APPENDIX C

GEORGIA GULF CORPORATION
SENIOR EXECUTIVE BONUS PLAN

        1.    Purpose.    The purpose of the Senior Executive Bonus Plan (the "Plan") is to attract and retain key executives for Georgia Gulf Corporation, a Delaware corporation (the "Corporation"), and its Subsidiaries and to provide such persons with incentives for superior performance. Incentive Bonus payments made under the Plan are intended to constitute qualified "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and Section 1.162-27 of the Treasury Regulations promulgated thereunder, and the Plan shall be construed consistently with such intention.

        2.    Definitions.    As used in this Plan,

        "Board" means the Board of Directors of the Corporation.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Committee" means the Equity Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan; provided, however, that in any event the Committee shall be comprised of not less than two directors of the Corporation, each of whom shall qualify as an "outside director" for purposes of Section 162(m) of the Code and Section 1.162-27(e)(3) of the Regulations.

        "Eligible Executive" means the Corporation's Chief Executive Officer and each other senior executive of the Corporation that the Committee designates as a participant with respect to a fiscal year of the Corporation.

        "Incentive Bonus" shall mean, for each Eligible Executive, a bonus opportunity amount determined by the Committee pursuant to Section 5 below.

        "Management Objectives" means the achievement of a performance objective or objectives established pursuant to this Plan for Eligible Executives. Management Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Eligible Executive or of the Subsidiary, division, department, region, function, or other organizational unit within the Corporation or Subsidiary in which the Eligible Executive is employed. The Management Objectives may be made relative to the performance of other corporations or business units of other corporations. The Management Objectives shall be based on specified and pre-established levels of or growth in one or more of the following criteria:

  (i)
  increases in the price of Corporation's common stock;
  (ii)
  market share;
  (iii)
  sales;
  (iv)
  return on equity, assets, capital or sales;
  (v)
  economic profit;
  (vi)
  total shareholder return;
  (vii)
  costs;
  (viii)
  margins;
  (ix)
  earnings or earnings per share;
  (x)
  cash flow;
  (xi)
  customer satisfaction;
  (xii)
  pre-tax profit;
  (xiii)
  operating income (net or pre-tax)
  (xiv)
  earnings before interest and taxes;
  (xv)
  earnings before interest, taxes, depreciation and amortization;
  (xvi)
  debt/capital ratio; and
  (xvii)
  any combination of the foregoing.

        "Regulations" mean the Treasury Regulations promulgated under the Code, as amended from time to time.

        "Subsidiary" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest.

        3.    Administration of the Plan.    The Plan shall be administered by the Committee, which shall have full power and authority to construe, interpret and administer the Plan and shall have the exclusive right to establish Management Objectives and the amount of each Incentive Bonus payable to each Eligible Executive upon the achievement of the specified Management Objectives.

        4.    Eligibility.    Eligibility under this Plan is limited to Eligible Executives designated by the Committee in its sole and absolute discretion.

        5.    Awards.

  (a)
  Not later than the 90th day of each fiscal year of the Corporation, the Committee shall establish the Management Objectives for each Eligible Executive and the amount of Incentive Bonus payable (or formula for determining such amount) upon full achievement of the specified Management Objectives. The Committee may further specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no Incentive Bonus payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of an Eligible Executive that the Committee determines is, or is likely to become, a "covered employee" of the Corporation within the meaning of Section 162(m) of the Code and Section 1.162-27(c)(2) of the Regulations where such action would result in the loss of the otherwise available exemption of the Incentive Bonus under Section 162(m) of the Code. In such case, the Committee shall not make any modification of the Management Objections or minimum acceptable level of achievement.

  (b)
  The Committee retains the discretion to reduce the amount of any Incentive Bonus that would be otherwise payable to an Eligible Executive (including a reduction in such amount to zero).

  (c)
  Notwithstanding any other provision of the Plan to the contrary, in no event shall the Incentive Bonus paid to an Eligible Executive under the Plan for a year exceed the lesser of 80% of the base salary of the Eligible Executive or $1,000,000.

        6.    Committee Certification.    As soon as reasonably practicable after the end of each fiscal year of the Corporation, the Committee shall determine whether the Management Objective has been achieved and the amount of the Incentive Bonus to be paid to each Eligible Executive for such fiscal year and shall certify such determinations in writing.

        7.    Payment of Incentive Bonuses.    Subject to a valid election made by an Eligible Executive with respect to the deferral of all or a portion of his or her Incentive Bonus, Incentive Bonuses shall be paid in cash within 30 days after written certification pursuant to Section 6.

        8.    Termination of Employment Prior to Year End.    No payment of an Incentive Bonus shall be made to an Eligible Executive who is not employed by the Corporation or a Subsidiary on December 31 of a Plan year, except that an Eligible Executive on leave of absence (including long-term

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disability leave) or temporary layoff as of December 31 shall receive an Incentive Bonus to which he or she is entitled as soon as practical following the date he or she returns to active work. The payment in such case, however, will be adjusted to account for time not worked during the calendar year.

        9.    No Right to Bonus or Continued Employment.    Neither the establishment of the Plan, the provision for payment of any amounts hereunder nor any action of the Corporation, the Board or the Committee with respect to the Plan shall be held or construed to confer upon any person (a) any legal right to receive, or any interest in, an Incentive Bonus or any other benefit under the Plan or (b) any legal right to continue to serve as an officer or employee of the Corporation or any Subsidiary of the Corporation.

        10.    Withholding.    The Corporation shall have the right to withhold, or require an Eligible Executive to remit to the Corporation, an amount sufficient to satisfy any applicable federal, state, local or foreign withholding tax requirements imposed with respect to the payment of any Incentive Bonus.

        11.    Nontransferability.    Except as expressly provided by the Committee, the rights and benefits under the Plan shall not be transferable or assignable other than by will or the laws of descent and distribution.

        12.    Effective Date.    Subject to its approval by the stockholders, this Plan shall become effective January 1, 2005, and shall remain effective until the fifth anniversary of the date of such approval, subject to any further stockholder approvals (or reapprovals) mandated for performance-based compensation under Section 162(m) of the Code, and subject to the right of the Board to terminate the Plan, on a prospective basis only, at any time.

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GEORGIA GULF CORPORATION
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

ZGGCC1

DETACH HERE IF YOU ARE RETURNING
YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.	#GGC

GEORGIA GULF CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.
							FOR	AGAINST	ABSTAIN
1.	To elect three directors to serve three year terms.				2.	To ratify the appointment of Deloitte & Touche LLP to serve as independent public accountants for Georgia Gulf for the year ending December 31, 2004.	☐	☐	☐
	Class II:
(01) Jerry R. Satrum, (02) Edward A. Schmitt, (03) Yoshi Kawashima
	FOR ALL NOMINEES	☐	☐	WITHHOLD	3.	To approve and adopt the Amended and Restated 2002 Equity and Performance Incentive Plan.	☐	☐	☐
					4.	To approve and adopt the Senior Executive Bonus Plan.	☐	☐	☐
	FOR ALL NOMINEES EXCEPT	☐

		(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)
						Mark box at right if an address change or comment has been noted on the reverse side of this card.			☐
						Please be sure to sign and date this Proxy.
						IMPORTANT: Sign exactly as your name appears at left. Give full title of executor, administrator, trustee, guardian, etc. Joint owners should each sign personally.
Stockholder sign here:	Date:	Co-owner sign here:	Date:

DETACH HERE

ZGGCC2

GEORGIA GULF CORPORATION

Proxy for Annual Meeting of Stockholders
May 18, 2004
This Proxy is Solicited by the Board of Directors

The undersigned hereby appoints Edward A. Schmitt and James T. Matthews, or either of them, with full power of substitution as proxyholders to represent and to vote, as designated hereon, the common stock of the undersigned at the annual meeting of stockholders of the Company to be held on May 18, 2004 and any adjournment thereof.

The shares represented by this proxy card will be voted as directed on the front. IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR ALL LISTED PROPOSALS. IN THEIR DISCRETION, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BECOME BEFORE THE MEETING.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held May 18, 2004
PROXY STATEMENT For Annual Meeting of Stockholders To Be Held May 18, 2004
GENERAL
PROPOSAL I—ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
THE STOCK PERFORMANCE GRAPH
Total Shareholder Returns — Dividends Reinvested
Indexed\Cumulative Returns
PROPOSAL II—APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL III—APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED 2002 EQUITY AND PERFORMANCE INCENTIVE PLAN
PROPOSAL IV—APPROVAL AND ADOPTION OF THE SENIOR EXECUTIVE BONUS PLAN
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
OTHER MATTERS THAT MAY COME BEFORE THE MEETING
STOCKHOLDER PROPOSALS
GEORGIA GULF CORPORATION CHARTER OF AUDIT COMMITTEE (As adopted on September 8, 2003)
GEORGIA GULF CORPORATION AMENDED AND RESTATED 2002 EQUITY AND PERFORMANCE INCENTIVE PLAN
GEORGIA GULF CORPORATION SENIOR EXECUTIVE BONUS PLAN